UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	June 12, 2003

CHARLES RIVER ASSOCIATES INCORPORATED

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts	02116

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Number	Description

99.1	Press release dated June 12, 2003

Item 9. Regulation FD Disclosure.

     The following information (including the exhibit listed in Item 7) is furnished under this Item 9 solely in satisfaction of Item 12, “Results of Operations and Financial Condition” in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216.

     On June 12, 2003, we issued a press release reporting our financial results for our fiscal quarter ended May 16, 2003. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED

Dated: June 12, 2003	By:	/s/ James C. Burrows James C. Burrows President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Press release dated June 12, 2003